UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2012 (December 27, 2011)

International Textile Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

   804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408
(Address, Including Zip Code, of Principal Executive Offices)

               (336) 379-6299
(Registrant’s Telephone Number, Including Area Code)

              N/A
(Former Name or Former Address,
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On December 27, 2011, International Textile Group, Inc. (the “Company”), the other borrowers and credit parties thereto, General Electric Capital Corporation, as agent and lender (“GE Capital”), and the other lenders thereto entered into Consent and Amendment No. 4 (the “Credit Agreement Amendment”) to that certain Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of March 30, 2011, by and among the Company, certain of its U.S. subsidiaries, GE Capital and certain other lenders signatory thereto.

The Credit Agreement Amendment provides the Company with additional available liquidity through an increase of $10.0 million in revolving loan commitments under the Credit Agreement, with the availability thereunder remaining subject to the borrowing base limitations contained in the Credit Agreement.  Also pursuant to the Credit Agreement Amendment, WLR Recovery Fund IV, L.P. (“Fund IV”), the Company and GE Capital entered into a fourth amended and restated support agreement (the “Support Agreement”).  Pursuant to the Support Agreement, Fund IV agreed to provide a standby letter of credit in the amount of $20.0 million, which can be drawn upon by the lenders under the Credit Agreement upon the occurrence of certain events, including if the Company’s excess availability (as defined in the Credit Agreement) falls below certain predefined levels.  Upon the effectiveness of the Support Agreement, the previously existing obligation of Fund IV and certain other affiliates of Wilbur L. Ross, Jr., the chairman of the board of the Company (collectively, the “WLR Affiliates”) to provide funding in amounts of up to $15.0 million if the Company’s availability (as defined in the Credit Agreement) fell below certain predefined levels, if requested by the lenders under the Credit Agreement, was terminated.

The WLR Affiliates collectively owned approximately 92% of the Company’s total voting power on a fully diluted basis as of December 31, 2011.

Section 2 – Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in the first two paragraphs under Item 1.01 above is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By: /s/ Gail A. Kuczkowski
Name: Gail A. Kuczkowski
Title: Vice President and Chief Accounting Officer
(Principal Financial and Accounting Officer)
Date: January 3, 2012

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